UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 28, 2018

Date of Report (Date of earliest event reported)

Encana Corporation

(Exact name of registrant as specified in its charter)

Canada	1-15226	98-0355077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 4400, 500 Centre Street SE, PO Box 2850

Calgary, Alberta, Canada, T2P 2S5

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 645-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On March 28, 2018, Encana Corporation (“Encana”) entered into a First Amending Agreement, dated as of March 28, 2018, to its Restated Credit Agreement, dated as of July 16, 2015 (“First Amending Agreement”), among Encana as borrower, the financial institutions party thereto as lenders and Royal Bank of Canada as agent, to, among other things, reduce the size of the revolving credit facility from US$3,000,000,000 to US$2,500,000,000, update certain interest rate definitions and extend the maturity date from July 16, 2020 to July 15, 2022.

On March 28, 2018, Encana’s U.S. subsidiary, Alenco Inc., entered into a Successor Agent Agreement and Amendment No. 4 to the Credit Agreement, dated as of March 28, 2018 (“Amendment No. 4”), to its Second Amended and Restated Credit Agreement, dated as of October 20, 2011, as further amended, among Alenco Inc. as borrower, the banks, financial institutions and other institutional lenders thereto as lenders, JPMorgan Chase Bank, N.A., in its capacity as successor administrative agent and Citibank, N.A., in its capacity as existing administrative agent, to, among other things, appoint JPMorgan Chase Bank, N.A. as successor administrative agent, update certain interest rate definitions, amend the ratings-based pricing grid to reduce the applicable margins and to extend the maturity date from July 16, 2020 to July 15, 2022. The size of the revolving credit facility was not amended and remains at US$1,500,000,000.

The foregoing description of the First Amending Agreement and Amendment No. 4 do not purport to be complete and are qualified in their entirety by reference to the First Amending Agreement and Amendment No. 4, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 10.1	First Amending Agreement dated as of March 28, 2018, among Encana Corporation as borrower, the financial institutions party thereto as lenders and Royal Bank of Canada as agent.

Exhibit 10.2

Successor Agent Agreement and Amendment No.  4 to the Credit Agreement dated as of March  28, 2018, among Alenco Inc. as borrower, the banks, financial institutions and other institutional lenders thereto as lenders, JPMorgan Chase Bank, N.A., in its capacity as successor administrative agent, and Citibank, N.A., in its capacity as existing administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2018

ENCANA CORPORATION
(Registrant)

By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb
Title: Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 10.1	First Amending Agreement dated as of March 28, 2018, among Encana Corporation as borrower, the financial institutions party thereto as lenders and Royal Bank of Canada as agent.

Exhibit 10.2

Successor Agent Agreement and Amendment No. 4 to the Credit Agreement dated as of March 28, 2018, among Alenco Inc. as borrower, the banks, financial institutions and other institutional lenders thereto as lenders, JPMorgan Chase Bank, N.A., in its capacity as successor administrative agent, and Citibank, N.A., in its capacity as existing administrative agent.